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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                             Dated February 17, 2006

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000




[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))




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Item 2.02. Results of Operations and Financial Condition

     On February 17, 2006, Zale Corporation issued a press release reporting its financial results for the second fiscal quarter ended January 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

     The attached press release includes a presentation of earnings and earnings per share for the second quarter ended January 31, 2006, excluding write-down charges and lease settlement costs associated with closing certain Bailey Banks & Biddle stores, a tax benefit relating to repatriated earnings under the American Jobs Creation Act and severance and other benefit payments related to a management change. Earnings and earnings per share excluding such items are not measures of financial performance under GAAP and should not be considered as alternatives to earnings and earnings per share as computed under GAAP for the applicable period.

     The Company believes that a presentation of earnings and earnings per share excluding these items is helpful to investors. Management will use earnings and earnings per share measures adjusted to exclude these items as part of its evaluation of the performance of the Company. Further, the Company believes the adjusted earnings and earnings per share measures provide useful information to investors because the items excluded relate to events that had a significant impact during the quarter and will recur with unpredictable frequency in the future.

     The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective February 17, 2006, Paul G. Leonard resigned as President, Zales Jewelers, and Group Senior Vice President of Zale Corporation (the "Company"). In connection with Mr. Leonard's resignation, John A. Zimmermann has been appointed to the newly created position of President Zale North America, effective immediately.

     Mr. John A. Zimmermann joined the Company in May 2001 as Senior Vice President and President of Peoples Jewellers. Prior to joining the Company, Mr. Zimmermann was the Senior Vice President of Merchandising, Planning and Sales Promotion for SmarterKids.com from June 1998 to May 2001. He served as Senior Vice President of Merchandising and Sales Promotion for Big Party from November 1996 to May 1998. Mr. Zimmermann's background in retailing includes management positions at Federated Department Stores, where he served as Divisional Vice President for Women's Fashion Accessories for The Bon Marche.

     Mr. Zimmermann was not selected pursuant to any arrangement or understanding between he and any other person, other than the Board of Directors acting in its capacity as such. There has been no transaction, or proposed transaction, since May 1, 2001 to which the Company was or is to be a party, and in which Mr. Zimmermann had or is to have a direct or indirect material interest. There are no family relationships between Mr. Zimmermann and any of the Company's other directors or executive officers.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




         ZALE CORPORATION
         ----------------
         Registrant


Date:  February 17, 2006                         By: /s/ Cynthia T. Gordon
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                                                 Cynthia T. Gordon
                                                 Senior Vice President,
                                                 Controller
                                                 (principal accounting officer
                                                 of the Registrant)



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                                  EXHIBIT INDEX
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99.1             Press Release of Zale Corporation issued February 17, 2006.